SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported)  September 29, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, relating to the New Century Home Equity Loan Trust, Series 1997-NC5, Asset Backed Pass-Through Certificates).


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-29381       06-1442101
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411  of Regulation C under the Securities  Act of 1933,
Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the opinion of Brown & Wood LLP, dated September 29, 1997 into the Registrant's registration statement (File No. 333-29381).



Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Opinion of Brown & Wood LLP




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.


                              By: /s/ Peter McMullin
                                  -----------------------------
                                     Peter McMullin


Dated:  October 2, 1997




                               Exhibit Index
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Exhibit                                           Page
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1.   Opinion of Brown & Wood LLP




                                                                    EXHIBIT 1
                               Brown & Wood LLP
                            One World Trade Center
                          New York, N.Y. 10048-0557
                           Telephone: 212-839-5300
                           Facsimile: 212-839-5599


                                   September 29, 1997


Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

          Re: Financial Asset Securities Corp.,
              New Century Home Equity Loan Trust, Series 1997-NC5
              Asset Backed Pass-Through Certificates
              --------------------------------------

Ladies and Gentlemen:


     We have acted as special counsel for you and Financial Asset Securities Corp. (the "Company") in connection with your purchase, pursuant to an Underwriting Agreement, dated September 19, 1997 (the "Underwriting
Agreement"), between the Company and you, of certificates entitled New Century Home Equity Loan Trust, Series 1997-NC5, Home Equity Loan Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7I0, Class M-1, Class M-2 and Class B Certificates (collectively, the "Regular Certificates"). The Regular Certificates are being issued together with the Class R Certificates pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1997, among the Company, as depositor, New Century Mortgage Corporation ("New Century"), as seller and master servicer, and First Trust National Association, as trustee (the "Trustee"). The Class R Certificates are being sold pursuant to the Mortgage Sale Agreement (as defined herein). The Regular Certificates and the Class R Certificates are herein collectively referred to as the "Certificates".

     The Certificates represent the entire beneficial interest in a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement. The assets of the Trust Fund consist primarily of a pool of fixed-rate mortgage loans secured by first and second liens on one- to four-family residential properties (the "Mortgage Loans").

     The Regular Certificates will evidence senior, mezzanine and subordinate beneficial ownership interests in the Mortgage Loans. The remaining beneficial ownership interest in the Mortgage Loans will be evidenced by the Class R Certificates.

     This opinion is furnished pursuant to Section 6(c) of the Underwriting Agreement. Unless otherwise indicated, all terms used herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

     In arriving at the opinions expressed below, we have examined such documents and records as we deemed appropriate, including the following:

     1. Signed copy of the Registration Statement on Form S-3 (File No. 333-29381) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on June 17, 1997, as amended, and declared effective by the Commission on June 20, 1997 (such registration statement, as amended, being referred to herein as the "Registration Statement").

     2.  Signed copy of the Pooling and Servicing Agreement.

     3.  Signed copy of the Underwriting Agreement.

     4. Specimen copies of the Regular Certificates and the Class R Certificates (combined with the documents listed in (1) through (3) above, the "Documents").

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to the transactions contemplated in the Documents other than these contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein. As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of Greenwich Capital Markets, Inc., the Company, New Century and the Trustee and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Certificates.

     Assuming compliance with the pertinent provisions of the Pooling and Servicing Agreement, dated as of September 1, 1997, the Trust Fund will qualify as a "real estate mortgage investment conduit" ("REMIC") as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The Regular Certificates will constitute "regular interests" in the REMIC, and the Class R Certificates will represent beneficial ownership of a single class of "residual interests" in the REMIC.

     The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other legal or income tax aspect of the transactions contemplated by the Documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of changes in the event there is any change in legal authorities, facts, assumptions or Documents on which this opinion is based (including the taking of any action by any party to the Document pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion, unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. The opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                   Very truly yours,

                                   /s/  Brown & Wood LLP
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